UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A/A
(Amendment No. 4)
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
MORTON INDUSTRIAL GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

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☑	Fee paid previously with preliminary materials.

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PROXY STATEMENT SUPPLEMENT
August 10, 2006
      This proxy statement supplement is furnished by the Board of Directors of Morton Industrial Group, Inc. (the “Company”), in connection with the solicitation of proxies for use at a special meeting of the shareholders of the Company to be held on Friday, August 25, 2006, at 9:00 A.M. (Central Daylight Savings Time), at 1021 West Birchwood, Morton, Illinois 61550, or at any adjournment or postponement of the special meeting. It amends and supplements the Company’s proxy statement dated July 10, 2006, which was first mailed to shareholders on or about July 12, 2006 (the “Proxy Statement”). This supplement, which you should read in conjunction with the Proxy Statement, is first being mailed to shareholders on or about August 11, 2006. Capitalized terms used but not otherwise defined in this supplement shall have the respective meanings assigned to them in the Proxy Statement.
      At the special meeting, you will be asked to consider and vote upon a proposal to approve the Agreement and Plan of Merger entered into by the Company, Acquisition, and Sub, pursuant to which the Company will be acquired by an affiliate of Brazos Private Equity Partners, LLC, through a merger of Sub with and into the Company. You will also consider and vote upon a proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies for the approval of the merger agreement. At the effective time of the merger, the separate corporate existence of Sub will cease, and the Company will be the surviving corporation and will become a wholly-owned, privately held subsidiary of Acquisition. If the merger is completed, unless you are a rollover shareholder or a dissenting shareholder, you will receive $10.00 in cash, without interest and less any required withholding taxes, for each share of the Company’s common stock that you own.
YOUR VOTE IS IMPORTANT
      For your convenience, we have enclosed an additional proxy card. If you have already returned your proxy card voting “FOR” approval of the merger agreement and “FOR” approval of the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies for the approval of the merger agreement, there is no need for you to do anything further at this time to approve the merger agreement.
      THE TIME REMAINING TO VOTE IS SHORT AND YOUR VOTE IS VERY IMPORTANT — PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IF YOU HAVE NOT ALREADY DONE SO OR IF YOU WISH TO CHANGE YOUR VOTE.
      We urge you to give this matter your prompt attention. Because approval of the merger agreement requires the affirmative vote of the holders of a majority of the outstanding shares of the Company’s Class A common stock and Class B common stock voting as a group, and by a majority of the shares of Class A common stock owned by non-rollover shareholders who are not parties to a voting and support agreement, a failure to vote will have the same effect as a vote “against” the merger. Accordingly, whether or not you plan to attend the special meeting of shareholders, please complete, sign and date the accompanying proxy card and return it in the enclosed prepaid envelope, or vote your shares by telephone or the Internet using the instructions on the enclosed proxy card or voting instruction form. If you attend the special meeting, you may revoke your proxy and vote in person if you wish, even if you have previously returned your proxy card.
      If you have not returned your proxy card, WE URGE YOU TO PROMPTLY VOTE “FOR” APPROVAL OF THE MERGER AGREEMENT AND APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES FOR THE APPROVAL OF THE MERGER AGREEMENT, BY EITHER:

•	completing, signing and dating the enclosed proxy card and returning it in the pre-addressed postage-paid envelope;

•	voting by the Internet using the instructions on your proxy card or voting instruction form;

•	voting by telephone using the instructions on your proxy card or voting instruction form; or

•	if you hold your shares in “street name” and you have instructed a broker or other nominee to vote your shares, by following the directions received from your broker to change those instructions.
      Shareholders of record may vote their proxies via the Internet or by telephone. Internet and telephone voting is available 24 hours, 7 days a week, through 11:59 PM, Eastern Daylight Savings Time, on the day prior to the date of the special meeting. Your Internet or telephone vote authorizes the named proxies in the same manner as if you marked, signed and returned the proxy card. If you vote by Internet or telephone, you do not need to mail your proxy card.
      To vote your proxy via the Internet, go to http://voteproxy.com. You should have your proxy card in hand when you access the website, and follow the instructions on the website. To vote by telephone, call the number on your proxy card using a touch-tone phone. You should have your proxy card in hand when you call, and follow the instructions. If your shares are held in “street name,” you should instruct your broker, bank or other nominee how to vote in accordance with the voting instruction form furnished by your broker, bank or other nominee.
      You can change your vote at any time before your proxy is voted at the special meeting. If you have previously voted against or to abstain with respect to the approval of the merger agreement, we urge you to revoke your proxy and vote “FOR” approval of the merger agreement and “FOR” approval of the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies for the approval of the merger agreement by:

•	delivering to the Company’s corporate secretary at the Company’s corporate offices at 1021 West Birchwood, Morton, Illinois 61550, on or before the business day prior to the special meeting, a later-dated, signed proxy card or a written revocation of your proxy; or

•	delivering a later-dated, signed proxy card or a written revocation of your proxy to the Company at the special meeting prior to the taking of the vote on the merger agreement; or

•	attending the special meeting and voting in person; or

•	if you hold your shares in “street name” and you have instructed your broker, bank or other nominee to vote your shares, following the directions received from your nominee to change those instructions.
      If you have any questions or need assistance in voting your proxy, please call our proxy solicitor, MacKenzie Partners, Inc., 105 Madison Avenue, New York, New York 10016, (800) 322-2855.
      Our board of directors determined that the merger agreement and the merger are advisable, fair to and in the best interests of our shareholders. Accordingly, the Company’s board of directors unanimously approved the merger agreement and the merger, and recommends that you vote “FOR” the proposal to approve the merger agreement and “FOR” the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies for the approval of the merger agreement.
SUPPLEMENTAL INFORMATION ABOUT THE REQUIRED VOTE
      In connection with the settlement described below under “Litigation,” the parties agreed that the vote of the shares owned by David A. Nicholson and Rodney B. Harrison, officers of the Company or its subsidiaries who are parties to a voting and support agreement with Acquisition but who are not retaining an ongoing ownership interest in the Company, should also be excluded from the vote of the shares held by non-rollover shareholders required to approve the merger agreement. As of the record date, Messrs. Nicholson and Harrison together owned 27,865 shares of Class A common stock. For purposes of the vote of the non-rollover shareholders that also excludes Messrs. Nicholson and Harrison, there are 2,012,349 shares of Class A common stock owned by such shareholders. As such, the vote of 1,006,175 of those shares is now needed to satisfy this condition to the closing and effectiveness of the merger. Fred W. Broling, the sole member of the special committee of the Company’s board of directors and a non-rollover

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shareholder who is not a party to a voting and support agreement, has indicated his intention to vote in favor of the merger agreement. His shares of Class A common stock constitute approximately 8.8% of the votes entitled to be cast by the non-rollover shareholders, excluding Messrs. Nicholson and Harrison.
SUPPLEMENTAL INFORMATION ABOUT THE 1998 VOTING AGREEMENT
      Fred W. Broling, the sole member of the special committee, was a party to the 1998 voting agreement with William D. Morton. Although Mr. Morton had waived his right to vote the shares subject to the 1998 voting agreement held by all parties to that agreement, including Mr. Broling, with respect to a vote on the merger agreement, any other matter on the ballot or written consent related thereto, and any other proposal or offer for a merger, consolidation, dissolution, recapitalization or other business combination involving the Company or any subsidiary, or other transaction to acquire over 15% of any equity securities or consolidated assets of the Company, Mr. Morton otherwise retained all other voting rights under the 1998 voting agreement with respect to all other matters subject to a shareholder vote. Pursuant to the settlement described in “Litigation” below, Mr. Morton has terminated the 1998 voting agreement as it relates to Mr. Broling in all future shareholder votes and actions.
SUPPLEMENTAL INFORMATION ABOUT THE TERMINATION FEE
      On August 10, 2006, pursuant to the settlement described in “Litigation” below, the Company, Sub and Acquisition agreed to reduce the termination fee payable by the Company to Acquisition from $2,600,000 to $1,700,000. The Company must pay this fee to Acquisition if the merger agreement is terminated under the circumstances described in the Proxy Statement.
LITIGATION
      On March 27, 2006, a complaint was filed in the Superior Court of Fulton County, Georgia, against the Company, the members of the Company’s board of directors, Acquisition, Sub and Brazos. The complaint alleges, among other things, that the consideration offered shareholders pursuant to the merger is inadequate and not entirely fair to all of the Company’s shareholders, that the Company’s disclosures regarding the merger are misleading, that members of the board of directors have breached their fiduciary duties in connection with the proposed transaction, and that Brazos, Acquisition, and Sub aided and abetted the alleged breaches of fiduciary duties. The complaint, which purports to be filed by a shareholder of the Company, includes a request for declaration that the action be maintained as a class action and seeks, among other things, an unspecified amount of money damages, and injunctive relief prohibiting the Company from concluding the proposed merger.
      The Company, Brazos, and counsel for the plaintiff have engaged in settlement negotiations that have resulted in an agreement on the principal terms of a settlement of all claims among the parties. On August 10, 2006, the parties executed a Memorandum of Understanding (“MOU”) setting forth the terms of the proposed settlement. The proposed settlement is conditioned upon the consummation of the merger, the execution of a definitive settlement agreement, and court approval. The obligation of Acquisition and Sub to consummate the merger is conditioned on the execution of a stipulation of settlement, as contemplated by the MOU, which shall contain no conditions to its effectiveness other than court approval. The settlement will extinguish all claims against the Company’s directors and all claims that relate to any of the transactions contemplated by the merger agreement. This supplement to the Proxy Statement is being provided to you as a part of the settlement of those claims. Under the terms of the MOU, counsel for the plaintiff will be entitled to an aggregate award of attorneys’ fees and expenses in an amount not to exceed $250,000, subject to court approval.
AMENDMENT OF MERGER AGREEMENT
      In connection with the execution and delivery of the MOU, the parties entered into a first amendment to the merger agreement that (i) amends the provision relating to the approval of the merger by the Company’s shareholders to provide that the merger must be approved by a majority of the shares of

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Company common stock not held beneficially or of record by persons party to the contribution agreement or a voting agreement, including Messrs. Nicholson and Harrison, as described above under “Supplemental Information About the Required Vote”, (ii) reduces the termination fee payable to Acquisition under the circumstances described in the merger agreement from $2.6 million to $1.7 million, as described above under “Supplemental Information About the Termination Fee”, and (iii) further conditions the obligation of Acquisition and Sub to consummate the merger on the execution of a stipulation of settlement, as contemplated by the MOU, which shall contain no conditions to its effectiveness other than court approval, as described above under “Litigation.”
OTHER INFORMATION
      Please see “Where You Can Find Additional Information” on page 74 of the Proxy Statement to learn how to obtain more information about us or the merger.
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION
      The Proxy Statement and this supplement to it, including information incorporated by reference, contain “forward-looking statements” concerning, among other things, the ability of the Company to complete the merger and the settlement of the litigation described above. These statements relate to expectations concerning matters that are not historic facts. Words such as “anticipates,” “believes,” “intends,” “estimates,” “expects,” “projects” and similar words and expressions are intended to identify forward-looking statements. The forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results to be materially different from any future results expressed or implied by such forward-looking statements or that may adversely affect the completion of the merger. These factors include, among others, the following:

•	risks associated with the closing of merger, including the possibility that the merger may not occur due to the failure of the parties to satisfy the conditions in the merger agreement;

•	the inability of Acquisition to obtain the financing necessary to complete the merger;

•	the failure of the Company to obtain required shareholder approval;

•	the occurrence of events that would have a material adverse effect on the Company as described in the merger agreement;

•	the effect of the announcement of the merger on our customer and supplier relationships, operating results and business generally, including our ability to retain key employees; and

•	other factors referenced in the Company’s reports and registration statements filed with the Securities and Exchange Commission.
      In addition, actual results could differ materially from the forward-looking statements contained in the Proxy Statement and this supplement to it as a result of the timing of the completion of the merger or the impact of the merger on our operating results, capital resources, profitability, cash requirements, management resources and liquidity. Given these uncertainties, prospective investors are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements contained herein and in the Proxy Statement speak only of the Company’s expectations as of the date of this supplement and the date of the Proxy Statement or the date of any document incorporated by reference. We disclaim any obligation to update any such factors or publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

By order of the Board of Directors
of Morton Industrial Group, Inc.
Dated: August 10, 2006.

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MORTON INDUSTRIAL GROUP, INC.
THIS PROXY IS SOLICITED ON BEHALF
OF THE BOARD OF DIRECTORS
     The undersigned shareholder of Morton Industrial Group, Inc. hereby appoints Daryl R. Lindemann and Brian L. Geiger, or either of them, as proxies to cast all votes which the undersigned shareholder is entitled to cast at the special meeting of shareholders to be held on August 25, 2006, at 9:00 a.m., local time, at 1021 West Birchwood, Morton, Illinois, and at any adjournments or postponements thereof, upon the following matters. The undersigned shareholder hereby revokes any proxy or proxies heretofore given.
PROXY VOTING INSTRUCTIONS
     You may vote by:

MAIL —	Date, sign, and mail this proxy card in the envelope provided as soon as possible.

TELEPHONE —	Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch tone telephone and follow the instructions you receive. Have your proxy card available when you call this number.

INTERNET —	Access “www.voteproxy.com” and follow the on screen instructions. Have your proxy card available when you access this page.
You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com until 11:59 PM Eastern Daylight Savings Time the day before the August 25, 2006, meeting date or any adjournment thereof.
     This proxy will be voted as directed by the undersigned shareholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE MERGER AGREEMENT, FOR ANY ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL MEETING, AND IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS. The undersigned shareholder may revoke this proxy at any time before it is voted by delivering to the Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the special meeting and voting in person. The undersigned shareholder hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement.
(continued and to be signed and dated on reverse side)

☑	Please mark your votes as indicated in this example:
1.	Approval of the merger agreement

FOR	AGAINST	ABSTAIN

☐	☐	☐
2.	To adjourn or postpone the meeting, if the board of directors determines such postponement or adjournment is advisable, for the purpose of soliciting additional votes in favor of the merger agreement:

FOR	AGAINST	ABSTAIN

☐	☐	☐
3.	At their discretion, the proxies, or either of them, are authorized to vote upon such other business (not known a reasonable time before the solicitation of my proxy) as may properly come before the meeting, or any adjournments or postponements thereof.
If you receive more than one proxy card, please sign and return ALL cards in the accompanying envelope.
Date:
Signature of Shareholder or Authorized Representative
Please date and sign exactly as your name appears hereon. Each executor, administrator, trustee, guardian, attorney-in-fact and other fiduciary should sign and indicate his or her full title. Only one signature is required in the case of stock ownership in the name of two or more persons, but all should sign if possible.